Exhibit 99.2
Third Quarter 2008 Financial Highlights November 5, 2008

Forward Looking Statements Some statements made in this news release and any hyperlinked materials may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are identified by their use of terms and phrases such as "believe," "anticipate," "could," "estimate," "likely," "intent," "may," "plan," "project," "expect," and similar expressions, including references to assumptions or our plans and goals. Readers should not place undue reliance on these forward- looking statements. These statements reflect management's views with respect to events as of the date of the forward-looking statement and are subject to risks and uncertainties. Guaranty's actual results or performance may differ materially from those suggested, expressed, or implied by forward- looking statements due to a wide range of factors including, but not limited to: general economic, market, or business conditions; demand for new housing; competitive actions by other companies; changes in laws or regulations and actions or restrictions of regulatory agencies; deposit attrition, customer loss, or revenue loss in the ordinary course of business; cost or difficulties related to becoming a stand-alone public company; the inability to realize elements of our strategic plans; changes in the interest rate environment that expand or reduce margins or adversely affect critical estimates and projected returns on investments; unfavorable changes in economic conditions affecting housing markets, credit markets, real estate values and oil and gas prices and changes in market and/or general economic conditions, either nationally or regionally, that are less favorable than expected; natural disasters in primary market areas that may result in prolonged business disruption or materially impair the value of collateral securing loans; assumptions and estimates underlying critical accounting policies, particularly allowance for credit losses, mortgage-backed securities valuation and impairment assessments, ability to realize deferred tax assets, and goodwill and other intangible impairment assets, which may prove to be materially incorrect or may not be borne out by subsequent events; current or future litigation, regulatory investigations, proceedings or inquiries; strategies to manage interest rate risk that may yield results other than those anticipated; a significant change in the rate of inflation or deflation; changes in the securities markets; the ability to complete merger, acquisition or divestiture plans; regulatory or other limitations imposed as a result of any merger, acquisition or divestiture, and the success of our business following any merger, acquisition or divestiture; the final resolutions or outcomes with respect to our contingent and other corporate liabilities related to our business and any related actions for indemnification made pursuant to the various agreements with Temple-Inland Inc. and Forestar Real Estate Group Inc.; the ability to maintain capital ratios acceptable to the Office of Thrift Supervision; and changes in the value of real estate securing our loans. Other risks are detailed in our Annual Report on Form 10-K for the year ended December 31, 2007 and other reports filed with the Securities and Exchange Commission. Readers may access our reports filed with the Securities and Exchange Commission at www.sec.gov. Guaranty disclaims any obligation to subsequently revise or update any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

($ in millions, except per share data) 3Q08 2Q08 3Q07 Net Interest Income before LLP $83 $100 $99 (Provision) Credit for Credit Losses (78) (99) (19) Net Interest Income After Provision 5 1 80 Non-Interest Income (19)* 41 42 Non-Interest Expense (105)** (99) (90) (Loss) Income Before Taxes (119) (57) 32 Income Tax (Expense) Benefit (43)*** (28)*** (11) Net (Loss) Income (162) (85) 21 Return on Average Assets (4.11% ) (2.08% ) 0.53% Return on Average Equity (61.13% ) (37.12% ) 8.06% Basic and Diluted (Loss) Earnings Per Common Share ($4.89 ) ($2.24 ) N/A Earnings Highlights * Non-interest income in 3Q08 includes a $53 million other-than-temporary charge on a mortgage-backed security. ** Non-interest expense in 3Q08 includes a $14 million impairment charge on goodwill and intangible assets related to Guaranty's insurance agency. *** Income tax expense in 3Q08 and 2Q08 because of $85 million and $46 million deferred tax asset valuation allowances, respectively.

Net Interest Margin 2004 2005 2006 2007 9/30/2008 Guaranty Net Interest Margin 0.0255 0.0258 0.0258 0.0259 0.0239 Average Fed Funds 0.014 0.0321 0.0496 0.0503 0.024 YTD

($ in billions, except per share data) (all data is as of the end of the period) 3Q08 2Q08 3Q07 Total Assets $15.4 $16.0 $16.5 Loans, net of allowance 10.1 10.0 9.6 Securities - amortized cost 4.4 5.1 5.8 Net Unrealized Losses on Avail-for-Sale Securities (0.4) (0.5) - Total Liabilities 14.4 15.2 15.4 Deposits 9.2 9.2 9.4 FHLB Borrowings 4.5 5.6 5.1 Stockholders' Equity 1.0 ** 0.8 * 1.0 Book Equity Per Common Share 22.39 17.61 N/A Tangible Equity Per Common Share 18.92 13.85 N/A Pro Forma Book Equity Per Common Share*** 9.25 N/A N/A Pro Forma Tangible Equity Per Common Share*** 7.82 N/A N/A Balance Sheet Highlights *Includes $334 million unrealized loss, net of tax, on available-for-sale securities. **Includes $269 million unrealized loss, net of tax, on available-for-sale securities. ***Pro forma based on 108.2 million shares outstanding, which reflects the effect of the conversion of Guaranty's convertible stock and accrued dividends to common stock as if it had been converted prior to September 30, 2008.

Deposit Mix Deposits Noninterest-bearing demand Interest-bearing Demand Brokered Certificates of Deposit Certificates of deposit Savings deposits % 0.03 0.42 0.01 0.52 0.02 Total: $9.2 billion as of 9/30/2008 $11.0 billion in total deposits as of October 31, 2008. Increase of $1.8 billion during October 2008 as a result of: $1.2 billion net inflow from commercial customers and through Guaranty's network of approximately 160 branches located in Texas and California $0.6 billion from the issuance of brokered deposits.

Liquidity Core deposits CDs >$100k Brokered deposits Long term borrowings Short term borrowings % 0.54 0.11 0.01 0.08 0.27 Total: $14.3 billion as of 9/30/2008 Funding Position As of October 31, 2008: Excess borrowing capacity is in excess of $5.7 billion $0.2 billion in non- commercial deposits above the federal deposit insurance limit of $250k per individual. $0.2 billion in interest bearing commercial deposits exceeding $250k

Loan Portfolio Outstanding as of 9/30/08 Change Since 6/30/08 Single-family mortgage $1,397 ($88) Single-family mortgage warehouse 924 (47) Single-family construction (homebuilders) 1,060 (163) Multifamily and senior housing 2,044 167 Commercial real estate 1,837 63 Commercial and business 1,432 48 Energy 1,399 65 Consumer and other 219 22 Total loans 10,312 67 Less allowance for loan losses (231) 19 Loans, net 10,081 86 ($ in millions) September 30, 2008 Energy Lending Multifamily and Senior Housing Single Family Mortgage Single Family Construction Single-Family mortgage warehouse Consumer and Other Commercial Real Estate Commercial and Business % 0.14 0.2 0.14 0.1 0.09 0.01 0.18 0.14 Single- family mortgage Single-family construction (homebuilders) Commercial and business Energy Consumer and other 1% Multifamily and senior housing Single- family mortgage warehouse Commercial real estate 9% 10% 14% 14% 20% 14% 18%

Jun-07 Sep-07 Dec-07 Mar-08 Jun-08 Sept-08 Residential Mortgage 23.029 30 40 69 97 108 REO 7 9 13 23 42 50 Other 6 5 9 10 34 67 Homebuilder (Private) 86 117 182 233 295 Nonperforming Assets by Type Homebuilder Other REO Residential Mortgage $284 ($ in millions) $406 6 7 23 3 9 30 117 182 233 $179 $130 $36 9 13 10 40 69 97 42 34 23 88 67 50 108 295 $520

Allowance for Loan Losses by Category ($ in millions) 3Q 2008 3Q 2008 2Q 2008 2Q 2008 2007 2007 2006 2006 Allowance Allowance as a % of Loan Category Allowance Allowance as a % of Loan Category Allowance Allowance as a % of Loan Category Allowance Allowance as a % of Loan Category Single-family mortgage $42 3.01% $24 1.62% $9 0.54% $7 0.30% Single-family mortgage warehouse 4 0.43% 5 0.51% 6 0.86% 2 0.25% Single-family construction* (homebuilders) 98 9.25% 136 11.12% 48 3.18% 12 0.67% Multifamily and Senior housing 17 0.83% 9 0.48% 6 0.39% 4 0.31% Commercial real estate 10 0.54% 6 0.34% 6 0.36% 5 0.41% Commercial and business 21 1.47% 22 1.59% 15 1.12% 8 0.79% Energy 9 0.64% 19 1.42% 6 0.41% 4 0.36% Consumer and other 1 0.46% 1 0.51% - - - - Incurred but not yet identified losses 29 n/a 28 n/a 22 n/a 23 n/a Total 231 2.24% 250 2.44% 118 1.17% 65 0.67% * The decrease in the allowance for homebuilder loans includes both charge-offs on foreclosed loans and charge-offs on impaired loans prior to foreclosure for which we've reduced the loan balance to the fair value of the underlying collateral.

Allowance for credit losses and nonaccrual loans and other loans Three Months Ended Sept 30, 2008 Three Months Ended June 30, 2008 Balance at beginning of period $261 $181 Provision (credit) for credit losses 78 99 Net (charge-offs) recoveries (100) (19) Balance at end of period 239 261 Allowance for loan losses 231 250 Commitment-related reserves 8 11 239 261 Nonaccrual loans 470 364 Accruing loans past-due 90 days or more 27 5 Net charge-offs (annualized) as a percentage of average loans outstanding 3.93% 0.74% ($ in millions)

Homebuilder Portfolios Sep-07 Dec-07 Mar-08 Jun-08 Sept-08 National 0.3 0.2 0.1 0.1 0.1 Regional 1.5 1.3 1.2 1.1 1 Regional builders National builders Outstanding balance

Regional Homebuilder Loans As of September 30, 2008 ($ in millions) Houses Land/Lots & Other Total % of Total Northern & Central California $41 $101 $142 15% Other California 64 118 182 19% Texas 74 21 95 10% Florida 15 64 79 8% Colorado 39 27 66 7% Arizona 21 33 54 6% Other 60 256 316 35% 314 620 934 100% Amount in NPL $45 48 20 - 34 13 88 248

Single-Family Mortgages Detail September 30, 2008 September 30, 2008 September 30, 2008 September 30, 2008 September 30, 2008 September 30, 2008 September 30, 2008 September 30, 2008 September 30, 2008 September 30, 2008 September 30, 2008 $ in millions $ in millions $ in millions $ in millions $ in millions Delinquencies% Delinquencies% State State State State Principal Balance Weighted Average Current FICO Weighted Average Original LTV 90 days + Total CA TX FL Other Intermediate Arms $476 705 72 4.02% 7.27% 59% 3% 6% 32% Pay Option Arms 377 687 75 15.52% 25.80% 60% 1% 13% 26% Other First Liens* 438 714 65 6.67% 11.58% 50% 12% 4% 34% First Liens 1,291 710 71 8.28% 14.15% 57% 5% 7% 31% Seconds 106 738 91 0.35% 1.88% 3% 85% 0% 12% Total Portfolio 1,397 712 7.68% 13.21% Intermediate ARMS Pay Option ARMS Other First Liens* Seconds Vintage of Origination $ in millions $11 $3 $79 $272 $63 $2 $21 $46 $60 $229 $14 $27 $305 $62 $11 $9 $98 $39 $1 $0 $100 $200 $300 Pre-2004 2004 2005 2006 2007 2008 $102 $1 $4 * The majority of Other First Lien loans are intermediate ARMs that have reached the monthly variable-rate period of their contracts.

MBS Portfolio Overview September 30, 2008 Amortized Cost ($ in billions) Held to Maturity Available for Sale Total % of Total Agency $0.7 $0.2 $0.9 21% Non-agency 2.2 1.3 3.5 79% Total 2.9 1.5 4.4 100% % of Total 65% 35% 100%

Non-agency MBS Product Type Non-agency MBS by State Mortgage-Backed Securities Product Type <=2004 2005 2006 2007 MBS 0.04 0.39 0.16 0.41 Unpaid Principal Balance ($ in billions) % of Total Traditional Option Arms $2.9 82% Hybrid Option Arm 0.5 14% Hybrid Arm 0.1 4% TOTAL $3.5 100% California 60% Florida 12% Arizona 3% Other 8% Not available 17% TOTAL 100% Non-agency MBS Vintage

As of September 30, 2008 ($ Billions) Amortized Cost Fair Value Available for Sale: Agency $0.23 $0.23 Non-agency $1.33 $0.92 Held to Maturity: Agency $0.72 $0.72 Non-agency $2.16 $1.38 Total: $4.44 $3.25 Non-agency MBS Adjustable rate Underlying collateral total delinquency rate (including foreclosure and REO): 25% Weighted average current LTV: 80% (current loan balance/original appraised value) Weighted average current credit score: 707 MBS Portfolio Detail Dec-07 Mar-08 Jun-08 Sept-08 Available for Sale 54 419 513 414 Held to Maturity 211 651 898 785

MBS Valuation and Subordination Valuation of each Non-Agency MBS: Currently no observable transactions for our non-agency MBS, and little reliable observable evidence. Broker price estimates vary widely from broker-to-broker. The SEC and FASB both recently addressed fair value measurements when there are few observable transactions for a financial instrument. As a result, we placed somewhat less weight on non-binding indicative broker quotations for the non-agency securities than in previous periods. Beginning in third quarter 2008, in addition to considering dealer indicative value estimates, incorporated the results of a multiple-path valuation approach prepared by a third-party as a significant input in our determination of the fair value of our internally valued non-agency securities. The third party valuation approach incorporates market participant assumptions, including required return. September 30, 2008 OTTI Analysis: Determine extent to which each bond's credit enhancement (which is primarily in the form of subordination) is sufficient to absorb the projected losses on the underlying loans. As of 9/30/08: approximately 16% average subordination level on non-agency MBS. Other than the security for which we recorded an other-than-temporary-impairment to reduce the carrying amount $53 million to $79 million: We consider the unrealized losses on the securities we own to be temporary. We have the intent and we believe we have the ability to hold them until repayment. We believe, based on our current estimates of cash flows on the securities, we will receive all stated interest and principal. Each of the non-agency securities is credit-enhanced primarily by subordinate tranches not owned by us, which will absorb credit losses of the underlying loans until those tranches are depleted. We currently estimate the credit losses on the underlying loans will not exceed those subordinate tranches and other forms of credit enhancement. Therefore, our securities will not incur credit losses.

Operating Efficiency 3Q08 2Q08 1Q08 2007 2006 2005 Compensation and benefits $46 $48 $51 $181 $184 $182 Occupancy 9 9 8 28 28 27 Information systems and technology 5 4 5 14 14 16 Other 31 35 35 149 151 154 91 96 99 372 377 379 Charges related to asset impairments and severance 14 3 -- -- 11 5 105 99 99 372 388 384 Noninterest Expenses ($ in millions)

Capital Tangible Equity/Tangible Assets * Peers: BOKF, BXS, CRBC, CYN, CNB, CFR, DSL, FBC, FULT, PBCT, STSA, TSFG, SUSQ, VLY, and WBS . Total Risk-Based Capital Tier 1 Risk-Based Capital Tier 1 (Core) Capital (Leverage) 10.0% 6.0% 5.0% 12.6% 13.2% 9.0% 8.3% 9.7% 10.1% 5.6% 8.0% (Bank Level) (Bank Level) (Bank Level) (Holding Company Level) Peer* average as of June 30, 2008 (insufficient 9/30/08 peer data available). Guaranty as of September 30, 2008 OTS Well Capitalized Standard $378 million excess $617 million excess $534 million excess

Third Quarter 2008 Financial Highlights November 5, 2008